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                                                                    EXHIBIT 21.1

                 SUBSIDIARIES OF GREATE BAY CASINO CORPORATION

                                                                             STATE
     NAME                               ADDRESS                            ORGANIZED
PPI Corporation              200 Decadon Drive, Suite 100                  New Jersey
                             Egg Harbor Township, New Jersey 08234

PPI Funding Corp.            200 Decadon Drive, Suite 100                  Delaware
                             Egg Harbor Township, New Jersey 08234

Pratt Casino Corporation     200 Decadon Drive, Suite 100                  Delaware
                             Egg Harbor Township, New Jersey 08234

PCPI Funding Corp.           200 Decadon Drive, Suite 100                  Delaware
                             Egg Harbor Township, New Jersey 08234

GB Holdings, Inc.            Indiana Avenue & Brighton Park                Delaware
                             Atlantic City, New Jersey  08401

Greate Bay Hotel and         136 S. Kentucky Avenue                        New Jersey
  Casino, Inc.               Atlantic City, New Jersey  08401

GB Property Funding Corp.    Indiana Avenue & Brighton Park                New Jersey
                             Atlantic City, New Jersey  08401

Pratt-Hollywood, Inc.        200 Decadon Drive, Suite 100                  Delaware
                             Egg Harbor Township, New Jersey 08234

BPHC Acquisition, Inc.       136 S. Kentucky Avenue                        New Jersey
                             Atlantic City, New Jersey  08401

Advanced Casino Systems      200 Decadon Drive, Suite 100                  Delaware
 Corporation                 Egg Harbor Township, New Jersey 08234

BPHC Parking Corp.           136 S. Kentucky Avenue                        New Jersey
                             Atlantic City, New Jersey  08401

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                 SUBSIDIARIES OF GREATE BAY CASINO CORPORATION

                                                                       STATE
      NAME                         ADDRESS                            ORGANIZED

PRT Funding Corp.         200 Decadon Drive, Suite 100                Delaware
                          Egg Harbor Township, New Jersey 08234

New Jersey Management,    200 Decadon Drive, Suite 100                New Jersey
  Inc.                    Egg Harbor Township, New Jersey 08234

PHC Acquisition Corp.     200 Decadon Drive, Suite 100                Delaware
                          Egg Harbor Township, New Jersey 08234

PHC Holdings, Inc.        200 Decadon Drive, Suite 100                Delaware
                          Egg Harbor Township, New Jersey 08234

PHC Properties, Inc.      200 Decadon Drive, Suite 100                Delaware
                          Egg Harbor Township, New Jersey 08234